Equity	12 Months Ended
Mar. 31, 2023
Stockholders' Equity Note [Abstract]
Equity

Note 13 — Equity

Stock split

On June 28, 2020, the shareholders and the board of the Company approved, upon the consummation of the offering, to increase the authorized shares of the Company and split then issued and outstanding shares (post the offering) at a ratio of 960:1. On July 17, 2020, the shareholders and the board of the Company further approved to effect both actions prior to the consummation of the offering as well as the Amended and Restated Charter. On July 21, 2020, the Company filed Amended and Restated Charter with the Registrar to increase the authorized shares of the Company from 50,000 ordinary shares, par value $1.00 per share, to 48,000,000 ordinary shares, par value $0.001041667 per share, and effected a forward stock split of all issued and outstanding shares at a ratio of 960:1, effective immediately following the filing of the Amended and Restated Charter.

On June 25, 2021, the Company filed Amended and Restated Charter with the Registrar to increase its authorized shares from 48,000,000 ordinary shares, par value of $0.001041667 per share, to 96,000,000 ordinary shares, par value of $0.00052083 per share and effectuated a forward split of all issued and outstanding shares at a ratio of 2:1. All references made to share or per share amounts in the accompanying consolidated   financial statements and applicable disclosures have been retroactively adjusted to reflect the 2 for 1 stock split.